News Release

CONTACTS:

Investors:

      Joe Selner, Chief Financial Officer

      920-491-7120

Media:

      Jon Drayna, Corporate Communications

      920-491-7006

Associated Banc-Corp first quarter EPS $.80

        GREEN BAY, Wis. – April 22, 2004 – Associated Banc-Corp (Nasdaq: ASBC) earned $0.80 per diluted share in the first quarter of 2004, compared to $0.77 and $0.75 per diluted share for the first and fourth quarters of 2003, respectively.

        Return on average assets was 1.57 percent and return on average equity was 17.37 percent in 2004, compared to 1.58 percent and 18.36 percent, respectively, for the first quarter of 2003, on an annualized basis. Compared to fourth quarter 2003, return on average assets was up 8 basis points, and return on average equity increased 52 basis points. Book value per share rose to $19.00 at March 31, 2004.

        “Our performance in the first quarter is evidence of significant progress toward implementing our strategic priorities,” Associated President and CEO Paul Beideman said. “We are experiencing positive momentum in our wealth management and consumer businesses, as well as improved volume in our commercial banking business.”

        “As a result of our efforts over the last six months, asset quality has improved significantly. Additionally, our focus on expense management is creating positive operating leverage,” Beideman said.

— more —

ASBC 1Q 2004, add one

        The comparison between the first quarter periods was impacted by anticipated changes in mortgage banking, as higher mortgage rates caused a slow-down in refinancing activity throughout the industry beginning in fourth quarter 2003. While mortgage banking fee revenue was down $15.5 million, the higher mortgage rates supported greater value of the servicing asset, lowering mortgage servicing rights expense by $4.8 million for a net $10.7 million impact between first quarter periods.

        Also, the timing of a first quarter 2003 credit card merchant processing sale and services agreement (including a $3.4 million gain recorded as other income during first quarter 2003) and Associated’s acquisition of CFG Insurance Services, Inc. on April 1, 2003, impacted the comparison of noninterest income and expense between first quarters.

        Net interest income rose to $129.1 million in the first quarter, compared to $127.5 million and $127.1 million in the first and fourth quarters of 2003, respectively. The net interest margin was 3.80 percent, compared to 3.87 percent for first quarter 2003 and 3.81 percent for fourth quarter 2003.

        Total loans at the end of the first quarter 2004 were $10.5 billion, up from $10.3 billion at the end of the first quarter of 2003, including 4 percent growth in commercial loans and 17 percent growth in home equity loans. Total loans increased 8 percent on an annualized basis since year-end 2003, led by 9 percent annualized growth in commercial loans and 16 percent annualized growth in home equity loans. Total deposits were $9.7 billion, up 7 percent from $9.1 billion a year earlier, and relatively unchanged from $9.8 billion at year-end 2003.

        The company’s credit quality showed improvement, benefiting first quarter 2004 results. Total nonperforming loans were $93.6 million, or 0.89 percent of total loans in the first quarter, down from $94.7 million, or 0.92 percent of loans a year ago, and $121.5 million, or 1.18 percent of loans at year-end 2003. More than half of the improvement in nonperforming loans since year end came from paydowns on two large problem loans, as management continues to work through problem credits. Also, first quarter net charge-offs of $5.1 million (0.20 percent of average loans annualized) were unchanged

— more —

ASBC 1Q 2004, add two

from first quarter 2003 and down from $8.2 million (0.31 percent annualized) in fourth quarter 2003. Accordingly, the provision for loan losses declined to $5.2 million for first quarter 2004, compared to $13.0 million and $9.6 million in the first and fourth quarters of 2003, respectively. The allowance for loan losses was 1.69 percent of total loans at March 31, 2004, compared to 1.66 percent a year ago and 1.73 percent at December 31, 2003.

        Excluding mortgage fee revenue, as previously discussed, noninterest income was $43.9 million for first quarter 2004, up from $39.1 million for the first quarter of 2003, and $42.7 million for fourth quarter 2003. Compared to the first quarter of 2003, insurance and brokerage retail commissions increased $6.1 million (primarily due to CFG), trust revenue was up $1.2 million, and service charges on deposit accounts were up $0.6 million.

        Excluding mortgage servicing rights expense, as previously discussed, noninterest expense was $86.9 million for first quarter, compared to $85.0 million for the comparable 2003 period, and down from $93.4 million for fourth quarter 2003. The $1.9 million increase from the same period last year was primarily a result of including CFG operating expenses, offset by lower merchant processing costs. Compared to the fourth quarter of 2003, the $6.5 million decline was primarily the result of a $2.1 million decline in personnel expense, and expense control on discretionary spending.

        “Our strategic priorities to diversify revenue streams and manage risk are taking hold and overcoming the market-driven decline in mortgage banking,” Beideman said.

        “Additionally, we are excited about our previously announced April 1 acquisition of Jabas Group, Inc. Jabas is one of Wisconsin’s leading employee benefit firms, and will complement our growing insurance revenues,” he said.

        “Given our improving sales effectiveness, our expense discipline, and improving asset quality trends, we are optimistic we can achieve or exceed the consensus of analysts’ estimates for our 2004 earnings,” Beideman said.

        The company will host a conference call for investors and analysts at 3 p.m. today. The toll-free dial-in number is 877-654-5513. Participants should ask the operator for the Associated Banc-Corp earnings call, number 696-0660. An archived recording of the call will be available for one week.

— more —

ASBC 1Q 2004, add three

        Associated Banc-Corp has 218 banking offices serving more than 150 communities in Wisconsin, Illinois, and Minnesota. The company offers a full range of traditional banking services and a variety of other financial products and services. More information about Associated Banc-Corp is available at www.AssociatedBank.com.

        Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the company’s Annual Report filed on Form 10-K.

      Consolidated Balance Sheets (Unaudited)
      Associated Banc-Corp
                                                           March 31,       December 31,                    March 31,
      (in thousands)                                          2004             2003        % Change          2003        % Change
      ------------------------------------------------------------------------------------------------------------------------------
      Assets
      Cash and due from banks                                 $ 323,686         $ 389,140      (16.8%)        $ 401,012      (19.3%)
      Interest-bearing deposits in other
       financial institutions                                    17,057             7,434      129.4%            13,640       25.1%
      Federal funds sold and securities purchased
       under agreements to resell                                 7,000             3,290      112.8%            27,815      (74.8%)
      Securities available for sale, at fair value            3,883,470         3,773,784        2.9%         3,379,000       14.9%
      Loans held for sale                                       120,699           104,336       15.7%           374,053      (67.7%)
      Loans                                                  10,486,610        10,291,810        1.9%        10,275,469        2.1%
      Allowance for loan losses                                (177,717)         (177,622)       0.1%          (170,391)       4.3%
                                                         ---------------  ----------------              ----------------
          Loans, net                                         10,308,893        10,114,188        1.9%        10,105,078        2.0%
      Premises and equipment                                    130,028           131,315       (1.0%)          132,234       (1.7%)
      Goodwill                                                  224,388           224,388        0.0%           212,112        5.8%
      Intangible assets                                          59,899            63,509       (5.7%)           38,251       56.6%
      Other assets                                              435,748           436,510       (0.2%)          405,971        7.3%
                                                         ---------------  ----------------              ----------------
          Total assets                                     $ 15,510,868      $ 15,247,894        1.7%      $ 15,089,166        2.8%
                                                         ===============  ================              ================

      Liabilities and Stockholders' Equity
      Noninterest-bearing deposits                          $ 1,755,485       $ 1,814,446       (3.2%)      $ 1,692,979        3.7%
      Interest-bearing deposits, excluding Brokered CDs       7,716,290         7,813,267       (1.2%)        7,158,585        7.8%
      Brokered CDs                                              230,983           165,130       39.9%           208,670       10.7%
                                                         ---------------  ----------------              ----------------
          Total deposits                                      9,702,758         9,792,843       (0.9%)        9,060,234        7.1%
      Short-term borrowings                                   2,516,270         1,928,876       30.5%         2,422,631        3.9%
      Long-term funding                                       1,749,418         2,034,160      (14.0%)        2,142,978      (18.4%)
      Accrued expenses and other liabilities                    147,129           143,588        2.5%           177,457      (17.1%)
                                                         ---------------  ----------------              ----------------
          Total liabilities                                  14,115,575        13,899,467        1.6%        13,803,300        2.3%
      Stockholders' Equity
        Preferred stock                                               -                 -                             -
        Common stock                                                736               734        0.3%               748       (1.6%)
        Surplus                                                 582,928           575,975        1.2%           621,616       (6.2%)
        Retained earnings                                       755,627           724,356        4.3%           637,781       18.5%
        Accumulated other comprehensive income                   66,526            52,089       27.7%            56,302       18.2%
        Deferred compensation                                    (1,981)           (1,981)   0.0%                     -     N/M
        Treasury stock, at cost                                  (8,543)           (2,746)     211.1%           (30,581)     (72.1%)
                                                         ---------------  ----------------              ----------------
                                                         ---------------  ----------------              ----------------
          Total stockholders' equity                          1,395,293         1,348,427        3.5%         1,285,866        8.5%
                                                         ---------------  ----------------              ----------------
          Total liabilities and stockholders' equity       $ 15,510,868      $ 15,247,894        1.7%      $ 15,089,166        2.8%
                                                         ===============  ================              ================

      N/M - Not meaningful.

     Consolidated Statements of Income (Unaudited)
      Associated Banc-Corp
                                                        For The Three Months Ended,
                                                          March 31,
      (in thousands, except per share amounts)              2004             2003        % Change
      Interest Income
      Interest and fees on loans                            $ 135,252        $ 148,496      (8.9%)
      Interest and dividends on investment securities
       and deposits with other financial institutions
        Taxable                                                31,032           26,797      15.8%
        Tax-exempt                                             10,235           10,055       1.8%
      Interest on federal funds sold and securities
       purchased under agreements to resell                        27               35     (22.9%)
          Total interest income                               176,546          185,383      (4.8%)
      Interest Expense
      Interest on deposits                                     27,554           31,990     (13.9%)
      Interest on short-term borrowings                         6,539            8,567     (23.7%)
      Interest on long-term funding                            13,378           17,372     (23.0%)
          Total interest expense                               47,471           57,929     (18.1%)
      Net Interest Income                                     129,075          127,454       1.3%
      Provision for loan losses                                 5,176           12,960     (60.1%)
      Net interest income after provision for
       loan losses                                            123,899          114,494       8.2%
      Noninterest Income
      Trust service fees                                        7,868            6,630      18.7%
      Service charges on deposit accounts                      12,397           11,811       5.0%
      Mortgage banking                                          9,026           24,500     (63.2%)
      Credit card and other nondeposit fees                     5,671            7,396     (23.3%)
      Retail commissions                                        9,357            3,303     183.3%
      Bank owned life insurance income                          3,355            3,391      (1.1%)
      Asset sale gains, net                                       222              122      82.0%
      Investment securities gains (losses), net                 1,931             (326)   N/M
      Other                                                     3,132            6,779     (53.8%)
          Total noninterest income                             52,959           63,606     (16.7%)
      Noninterest Expense
      Personnel expense                                        52,276           48,836       7.0%
      Occupancy                                                 7,472            7,115       5.0%
      Equipment                                                 2,999            3,244      (7.6%)
      Data processing                                           5,673            5,618       1.0%
      Business development and advertising                      2,657            3,363     (21.0%)
      Stationery and supplies                                   1,226            1,679     (27.0%)
      Mortgage servicing rights expense                         6,772           11,598     (41.6%)
      Other intangible amortization                               782              350     123.4%
      Loan expense                                              1,386            3,348     (58.6%)
      Other                                                    12,413           11,403       8.9%
          Total noninterest expense                            93,656           96,554      (3.0%)
      Income before income taxes                               83,202           81,546       2.0%
      Income tax expense                                       23,642           23,553       0.4%
      Net Income                                             $ 59,560         $ 57,993       2.7%

      Earnings Per Share:
        Basic                                                  $ 0.81           $ 0.78       3.8%
        Diluted                                                $ 0.80           $ 0.77       3.9%
      Average Shares Outstanding:
        Basic                                                  73,529           74,252      (1.0%)
        Diluted                                                74,553           74,974      (0.6%)

      N/M - Not meaningful.

      Consolidated Statements of Income (Unaudited) - Quarterly Trend
      Associated Banc-Corp

      (in thousands, except per share amounts)                 1Q04            4Q03             3Q03            2Q03            1Q03
      ------------------------------------------------------------------------------------------------------------------------------------
      Interest Income
      Interest and fees on loans                               $ 135,252       $ 137,289        $ 145,246       $ 147,785       $ 148,496
      Interest and dividends on investment securities
       and deposits in other financial institutions:
        Taxable                                                   31,032          29,194           26,710          25,923          26,797
        Tax-exempt                                                10,235           9,939            9,825           9,942          10,055
      Interest on federal funds sold and securities
       purchased under agreements to resell                           27              36               38              54              35
                                                          ---------------  --------------  ---------------  --------------  --------------
          Total interest income                                  176,546         176,458          181,819         183,704         185,383
      Interest Expense
      Interest on deposits                                        27,554          29,247           30,327          31,558          31,990
      Interest on short-term borrowings                            6,539           5,390            6,757           8,442           8,567
      Interest on long-term funding                               13,378          14,684           15,759          16,509          17,372
                                                          ---------------  --------------  ---------------  --------------  --------------
          Total interest expense                                  47,471          49,321           52,843          56,509          57,929
                                                          ---------------  --------------  ---------------  --------------  --------------
      Net Interest Income                                        129,075         127,137          128,976         127,195         127,454
      Provision for loan losses                                    5,176           9,603           12,118          12,132          12,960
                                                          ---------------  --------------  ---------------  --------------  --------------
      Net interest income after provision for
       loan losses                                               123,899         117,534          116,858         115,063         114,494
      Noninterest Income
      Trust service fees                                           7,868           8,150            7,001           7,796           6,630
      Service charges on deposit accounts                         12,397          12,735           13,338          12,462          11,811
      Mortgage banking                                             9,026           9,753           21,671          27,113          24,500
      Credit card and other nondeposit fees                        5,671           5,646            5,435           5,192           7,396
      Retail commissions                                           9,357           8,031            6,830           7,407           3,303
      Bank owned life insurance income                             3,355           3,417            3,532           3,450           3,391
      Asset sale gains (losses), net                                 222           1,366              871            (790)            122
      Investment securities gains (losses), net                    1,931               -                1           1,027            (326)
      Other                                                        3,132           3,379            3,245           4,771           6,779
                                                          ---------------  --------------  ---------------  --------------  --------------
          Total noninterest income                                52,959          52,477           61,924          68,428          63,606
      Noninterest Expense
      Personnel expense                                           52,276          54,391           53,080          51,733          48,836
      Occupancy                                                    7,472           6,710            7,101           7,151           7,115
      Equipment                                                    2,999           3,206            3,178           3,190           3,244
      Data processing                                              5,673           5,731            6,322           5,602           5,618
      Business development and advertising                         2,657           4,165            4,113           3,553           3,363
      Stationery and supplies                                      1,226           1,741            1,651           1,634           1,679
      Mortgage servicing rights expense                            6,772             735            4,199          13,021          11,598
      Other intangible amortization                                  782             870              871             870             350
      Loan expense                                                 1,386           1,446            1,806             950           3,348
      Other                                                       12,413          15,125           13,486          14,483          11,403
                                                          ---------------  --------------  ---------------  --------------  --------------
          Total noninterest expense                               93,656          94,120           95,807         102,187          96,554
                                                          ---------------  --------------  ---------------  --------------  --------------
      Income before income taxes                                  83,202          75,891           82,975          81,304          81,546
      Income tax expense                                          23,642          20,282           24,589          24,635          23,553
                                                          ---------------  --------------  ---------------  --------------  --------------
      Net Income                                                $ 59,560        $ 55,609         $ 58,386        $ 56,669        $ 57,993
                                                          ===============  ==============  ===============  ==============  ==============

      Earnings Per Share:
        Basic                                                     $ 0.81          $ 0.76           $ 0.79          $ 0.77          $ 0.78
        Diluted                                                   $ 0.80          $ 0.75           $ 0.79          $ 0.76          $ 0.77
      Average Shares Outstanding:
        Basic                                                     73,529          73,310           73,473          73,959          74,252
        Diluted                                                   74,553          74,332           74,323          74,683          74,974

     Selected Quarterly Information
     Associated Banc-Corp

     (in thousands, except per share & full time
      equivalent employee data)                       1st Qtr 2004 4th Qtr 2003 3rd Qtr 2003 2nd Qtr 2003 1st Qtr 2003
     --------------------------------------------------------------------------------------------------------------
     Summary of Operations
     Net interest income                              129,075      127,137      128,976      127,195      127,454
     Provision for loan losses                          5,176        9,603       12,118       12,132       12,960
     Asset sale gains (losses), net                       222        1,366          871         (790)         122
     Investment securities gains (losses), net          1,931            -            1        1,027         (326)
     Noninterest income (excluding securities &
       asset gains                                     50,806       51,111       61,052       68,191       63,810
     Noninterest expense                               93,656       94,120       95,807      102,187       96,554
     Income before income taxes                        83,202       75,891       82,975       81,304       81,546
     Income taxes                                      23,642       20,282       24,589       24,635       23,553
     Net income                                        59,560       55,609       58,386       56,669       57,993
     Taxable equivalent adjustment                      6,404        6,230        6,165        6,231        6,277

     --------------------------------------------------------------------------------------------------------------
     Per Common Share Data (1)
     Net income:
       Basic                                           $ 0.81       $ 0.76       $ 0.79       $ 0.77       $ 0.78
       Diluted                                           0.80         0.75         0.79         0.76         0.77
     Dividends                                           0.34         0.34         0.34         0.34         0.31

     Market Value:
       High                                           $ 45.55      $ 43.13      $ 38.90      $ 38.41      $ 35.22
       Low                                              42.12        38.81        37.12        32.15        32.33
       Close                                            44.79        42.80        37.89        36.61        32.33
     Book value                                         19.00        18.39        17.77        17.88        17.41

     --------------------------------------------------------------------------------------------------------------
     Performance Ratios (annualized)
     Net interest margin (FTE)                           3.80%        3.81%        3.78%        3.79%        3.87%
     Return on average assets                            1.57         1.49         1.53         1.51         1.58
     Return on average equity                           17.37        16.85        17.75        17.37        18.36
     Efficiency ratio (2)                               50.28        51.02        48.83        50.68        48.88
     Effective tax rate                                 28.42        26.73        29.63        30.30        28.88
     Dividend payout ratio (3)                          41.98        44.74        43.04        44.16        39.74

     --------------------------------------------------------------------------------------------------------------
     Average Balances
     Assets                                       $15,261,277 $ 14,852,390 $ 15,152,676 $ 15,016,497$ 14,867,339
     Earning assets                                14,185,569   13,828,992   14,128,702   13,991,615   13,836,102
     Interest-bearing liabilities                  12,083,003   11,637,646   11,955,420   11,941,877   11,886,642
     Loans                                         10,433,411   10,354,726   10,813,769   10,743,430   10,578,430
     Deposits                                       9,585,074    9,679,789    9,485,000    9,121,204    8,901,441
     Stockholders' equity                           1,378,804    1,309,167    1,304,983    1,308,505    1,280,950
     Stockholders' equity / assets                      9.03%        8.81%        8.61%        8.71%        8.62%

     --------------------------------------------------------------------------------------------------------------
     At Period End
     Assets                                       $15,510,868 $ 15,247,894 $ 15,114,169 $ 15,218,816$ 15,089,166
     Loans                                         10,486,610   10,291,810   10,289,242   10,387,364   10,275,469
     Allowance for loan losses                        177,717      177,622      176,223      172,440      170,391
     Goodwill                                         224,388      224,388      224,388      224,388      212,112
     Mortgage servicing rights, net                    39,649       42,477       36,663       27,784       29,359
     Other intangible assets                           20,250       21,032       21,902       22,772        8,892
     Deposits                                       9,702,758    9,792,843    9,635,356    9,453,460    9,060,234
     Stockholders' equity                           1,395,293    1,348,427    1,300,948    1,318,246    1,285,866
     Stockholders' equity / assets                      9.00%        8.84%        8.61%        8.66%        8.52%
     Shares outstanding, end of period                 73,445       73,311       73,227       73,736       73,870
     Shares repurchased during period                     328          141          727          476          717
     Average per share cost of shares
       repurchased during period                    $   43.98    $   42.27      $ 37.46      $ 36.12      $ 33.69

     --------------------------------------------------------------------------------------------------------------
     Selected trend information
     Average full time equivalent employees              4,024        4,098        4,173        4,145        4,075
     Trust assets under management, at market value $4,300,000  $ 4,100,000  $ 3,800,000  $ 3,800,000 $ 3,400,000
     Mortgage loans originated for sale                359,791      524,118    1,422,747    1,229,022    1,097,520
     Portfolio serviced for others                   5,904,000    5,928,000    5,587,000    5,471,000    5,449,000
     Mortgage servicing rights, net /
       Portfolio serviced by others                      0.67%        0.72%        0.66%        0.51%        0.54%

     --------------------------------------------------------------------------------------------------------------

     (1) Per share data adjusted retroactively for stock splits and stock dividends.
     (2) Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset sales gains, net.
     (3) Ratio is based upon basic earnings per share.

     Financial Summary and Comparison
     Associated Banc-Corp                              Three months ended
                                                            March 31,
                                                ----------------------------------
     (in thousands)                                2004       2003        % Change
     -----------------------------------------  --------------------------------------
     Allowance for Loan Losses
     Beginning balance                           $ 177,622   $ 162,541       9.3%
     Provision for loan losses                       5,176      12,960     (60.1%)
     Charge offs                                    (6,062)     (5,754)      5.4%
     Recoveries                                        981         644      52.3%
                                                -----------------------
     Net charge offs                                (5,081)     (5,110)     (0.6%)
                                                -----------------------
     Ending Balance                              $ 177,717   $ 170,391       4.3%
                                                =======================

     -------------------------------------------------------------------------------------------------------------------------------

     Credit Quality                                                    1Q04 vs 4Q03                                      1Q04 vs 1Q03
                                                Mar 31, 200Dec 31, 2003   % Change    Sept 30, 200June 30, 20Mar 31, 2003 % Change
                                                ------------------------------------------------------------------------------------
     Nonaccrual loans                             $ 88,313   $ 113,944     (22.5%)      $ 114,067  $ 110,820    $ 90,384      (2.3%)
     Loans 90 or more days past due and
       still accruing                                5,258       7,495     (29.8%)         11,055      6,311       3,425      53.5%
     Restructured loans                                 42          43      (2.3%)             44         46         844     (95.0%)
                                                -----------------------               -----------------------------------
         Total nonperforming loans                  93,613     121,482     (22.9%)        125,166    117,177      94,653      (1.1%)
     Other real estate owned                         7,199       5,457      31.9%           6,380     14,707      12,949     (44.4%)
                                                -----------------------               -----------------------------------
                                                -----------------------               -----------------------------------
         Total nonperforming assets                100,812     126,939     (20.6%)        131,546    131,884     107,602      (6.3%)
                                                =======================               ===================================
     Provision for loan losses                       5,176       9,603     (46.1%)         12,118     12,132      12,960     (60.1%)
     Net charge offs                                 5,081       8,204     (38.1%)          8,335     10,083       5,110      (0.6%)

     Allowance for loan losses / loans               1.69%       1.73%                      1.71%      1.66%       1.66%
     Allowance for loan losses /
       nonperforming loans                          189.84      146.21                     140.79     147.16      180.02
     Nonperforming loans / total loans                0.89        1.18                       1.22       1.13        0.92
     Nonperforming assets / total assets              0.65        0.83                       0.87       0.87        0.71
     Net charge offs / average loans (annualized)     0.20        0.31                       0.31       0.38        0.20
     Year-to-date net charge offs / average loans     0.20        0.30                       0.29       0.29        0.20

     --------------------------------------------------------------------------------------------------------------------

     Period End Loan Composition                                       1Q04 vs 4Q03                                      1Q04 vs 1Q03
                                                Mar 31, 2004 Dec 31, 2003 % Change   Sept 30, 2003 June 30, 20Mar 31, 2003 % Change
                                                ------------------------------------------------------------------------------------
     Commercial, financial & agricultural       $ 2,123,846$ 2,116,463       0.3%     $ 2,186,214 $ 2,312,143$ 2,238,657      (5.1%)
     Real estate - construction                  1,094,597   1,077,731       1.6%       1,035,674    975,415     912,510      20.0%
     Commercial real estate                      3,368,660   3,246,954       3.7%       3,240,757  3,255,918   3,188,907       5.6%
     Lease financing                                45,998      38,968      18.0%          37,193     38,666      38,712      18.8%
                                                -----------------------               -----------------------------------
       Commercial                                6,633,101   6,480,116       2.4%       6,499,838  6,582,142   6,378,786       4.0%
     Residential mortgage                        2,166,035   2,145,227       1.0%       2,166,187  2,202,690   2,325,032      (6.8%)
     Home equity                                 1,007,572     968,744       4.0%         912,142    895,952     858,928      17.3%
                                                -----------------------               -----------------------------------
       Residential real estate                   3,173,607   3,113,971       1.9%       3,078,329  3,098,642   3,183,960      (0.3%)
     Consumer                                      679,902     697,723      (2.6%)        711,075    706,580     712,723      (4.6%)
                                                -----------------------               -----------------------------------
       Total loans                              $ 10,486,61$ 10,291,810      1.9%     $ 10,289,242$ 10,387,36$ 10,275,469      2.1%
                                                =======================               ===================================

     --------------------------------------------------------------------------------------------------------------------
                                                -----------------------                           -----------

     Period End Deposit Composition                                    1Q04 vs 4Q03                                      1Q04 vs 1Q03
                                                Mar 31, 2004 Dec 31, 2003  % Change  Sept 30, 2003 June 30, 2003Mar 31, 2003 % Change
                                                ------------------------------------------------------------------------------------
     Demand                                     $ 1,755,485$ 1,814,446      (3.2%)    $ 1,804,596 $ 1,833,703$ 1,692,979       3.7%
     Savings                                       918,608     890,092       3.2%         924,036    942,027     935,740      (1.8%)
     Interest-bearing demand                     2,375,492   2,330,478       1.9%       2,086,964  1,797,065   1,540,757      54.2%
     Money market                                1,542,875   1,573,678      (2.0%)      1,559,769  1,598,317   1,658,735      (7.0%)
     Brokered CDs                                  230,983     165,130      39.9%         156,994    163,857     208,670      10.7%
     Other time deposits                         2,879,315   3,019,019      (4.6%)      3,102,997  3,118,491   3,023,353      (4.8%)
                                                -----------------------               -----------------------------------
       Total deposits                           $ 9,702,758$ 9,792,843      (0.9%)    $ 9,635,356 $ 9,453,460$ 9,060,234       7.1%
                                                =======================               ===================================

     Net Interest Income Analysis - Taxable Equivalent Basis
     Associated Banc-Corp                          Three months ended March 31, 2004        Three months ended March 31, 2003
                                                  -------------------------------------    -------------------------------------
                                                    Average      Interest     Average        Average      Interest     Average
     (in thousands)                                 Balance    Income/Expense Yield/Rate     Balance    Income/Expense Yield/Rate
                                                  ----------------------------------------------------------------------------------

     Earning assets:
        Loans: (1) (2) (3)
           Commercial                             $ 6,532,215       $ 79,787   4.83%       $ 6,326,737       $ 82,855   5.24%
           Residential real estate                  3,210,793         43,860   5.47          3,537,998         52,823   6.02
           Consumer                                   690,403         11,868   6.91            713,695         13,062   7.42
                                                  ---------------------------              ---------------------------
              Total loans                          10,433,411        135,515   5.17         10,578,430        148,740   5.65
        Investments and other                       3,752,158         47,435   5.06          3,257,672         42,920   5.27
                                                  ---------------------------              ---------------------------
     Total earning assets                          14,185,569        182,950   5.14         13,836,102        191,660   5.56
        Other assets, net                           1,075,708                                1,031,237
                                                  ------------                             ------------
     Total assets                                 $ 15,261,277                             $ 14,867,339
                                                  ============                             ============

     Interest-bearing liabilities:
        Savings deposits                            $ 898,526          $ 841   0.38%         $ 909,581        $ 1,453   0.65%
        Interest-bearing demand deposits            2,364,013          4,700   0.80          1,486,311          3,113   0.85
        Money market deposits                       1,577,010          3,163   0.81          1,704,621          4,265   1.01
        Time deposits, excluding Brokered CDs       2,937,071         18,412   2.52          3,012,579         22,065   2.97
                                                  ---------------------------              ---------------------------
           Total interest-bearing deposits,
             excluding CDs                          7,776,620         27,116   1.40          7,113,092         30,896   1.76
        Brokered CDs                                  144,345            438   1.22            232,540          1,094   1.91
                                                  ---------------------------              ---------------------------
           Total interest-bearing deposits          7,920,965         27,554   1.40          7,345,632         31,990   1.77
        Wholesale funding                           4,162,038         19,917   1.90          4,541,010         25,939   2.28
                                                  ---------------------------              ---------------------------
     Total interest-bearing liabilities            12,083,003         47,471   1.57         11,886,642         57,929   1.96
        Noninterest-bearing demand                  1,664,109                                1,555,809
        Other liabilities                             135,361                                  143,938
        Stockholders' equity                        1,378,804                                1,280,950
                                                  ------------                             ------------
     Total liabilities and stockholders' equity   $ 15,261,277                             $ 14,867,339
                                                  ============                             ============

                                                              ---------------                          ---------------
     Net interest income and rate spread (1)                       $ 135,479   3.57%                        $ 133,731   3.60%
                                                              ===============                          ===============
     Net interest margin (1)                                                   3.80%                                    3.87%
     Taxable equivalent adjustment                                   $ 6,404                                  $ 6,277
                                                              ===============                          ===============

     -------------------------------------------------------------------------------------------------------------------------------

     (1) The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
     (2) Nonaccrual loans and loans held for sale have been included in the average balances.
     (3) Interest income includes net loan fees.